Exhibit 99.1

Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: EBHI Holdings, Inc. Case No.: 09-12099

Debtor Reporting Period: Aug 30 - Oct 3, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS Form No. Document Attached Explanation Attached Affidavit/Supplement Attached

Schedule of Cash Receipts and Disbursements MOR-1 No Note 1

Bank Reconciliation MOR-1a Yes

Schedule of Professional Fees Paid MOR-1b No Note 2

Copies of bank statements No Note 2

Cash disbursements journals No Note 2

Statement of Operations MOR-2 Yes

Balance Sheet MOR-3 Yes

Status of Post-Petition Taxes MQR-4 No Note 2

Copies of IRS Form 6123 or payment receipt No Note 2

Copies of tax returns filed during reporting period No Note 2

Summary of Unpaid Post-Petition Debts MOR-4 No Note 2

Listing of aged accounts payable MOR-4 No Note 2

Accounts Receivable Reconciliation and Aging MOR-5 No Note 2

Debtor Questionnaire MOR-5 Yes

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2) Requested information is not applicable to reporting entity.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

10/19/2009

Signature of Authorized Individual* Date

Brent I. Kugman Chief Restructuring Officer

Printed Name of Authorized Individual Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: EBHI Holdings, Inc. Debtor

Case No.: 09-12099

Reporting Period: Aug 30 - Oct 3, 2009

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). The results of the sale, including the final purchase price, remaining asset values and assumed liabilities, are subject to the Debtors review of the Closing Balance Sheet.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post-petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer have not been fully evaluated.

In re: EBHI Holdings, Inc.
Debtor

Case No. : 09-12099
Reporting Period: Aug 30 - Oct 3, 2009

MOR-1A: BANK RECONCILIATIONS

BANK NAME	Account Description	Account Number		Balance
LaSalle Global Trust Services (1)	Segregated Deposit Account Escrow	XX3248	$	654,000
LaSalle Global Trust Services (1)	Resolved Cure Escrow	XX3273		1,242,445
LaSalle Global Trust Services (1)	Unresolved Cure Escrow	XX3275		1,901,497
LaSalle Global Trust Services (1)	Partially Paid Cure Escrow	XX3274		192,049
LaSalle Global Trust Services (1)	Lease Cure Escrow	XX3272		2,685,955
LaSalle Global Trust Services (1)	Working Capital Escrow	XX3276		10,010,500
LaSalle Global Trust Services (1)	Carve Out Escrow	XX3277		9,703,888

(1) Amount is included in Prepaid Expenses on MOR - 3: Balance Sheet.

I attest that each of the Debtors' corporate bank accounts is reconciled to monthly bank statements. The Company's standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each calendar month within 30 days after month end. See attached listing of each of the Debtors' bank accounts and the book balance of the account as of the end of the fiscal month covered by this report

Authorized Representative

Brent I. Kugman
Printed Name of Authorized Representative

In re: EBHI Holdings, Inc. Case No.: 09-12099

Debtor Reporting Period: Aug 30 - Oct 3, 2009

MOR-2: STATEMENT OF OPERATIONS

REVENUES

Net Revenue

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy

Selling, General and Administrative Expenses

Operating Income

OTHER INCOME AND EXPENSES

Interest Expense (1)

Other Income (Expense), Net

Net Profit (Loss) Before Reorganization Items

REORGANIZATION ITEMS

Professional Fees

U. S. Trustee Quarterly Fees

Estimated Claims Adjustments

Interest Earned on Accumulated Cash from Chapter 11

Loss / (Gain) from Sale of Equipment

Other Reorganization Expenses

Total Reorganization Expenses

Income Taxes

Net Profit (Loss)

Current Month

$ -

-

-

-

(321,190)

-

321,190

-

-

-

-

-

-

-

-

$ 321,190

Cumulative Filing to Date

$ -

-

-

-

-

-

-

-

-

52,575,585

-

(3,070,611)

-

49,504,974

-

$ (49,504,974)

(1) July 2009 Interest Expense amount reclassed to Amargosa, Inc. Statement of Operations

In re: EBHI Holdings, Inc.
Debtor

Case No. : 09-12099
Reporting Period: Aug 30 - Oct 3, 2009

MOR-3: BALANCE SHEET

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS		
Unrestricted Cash and Equivalents	$ -	$ -
Accounts Receivable (Net)	-	-
Inventories	-	-
Prepaid Expenses	26,390,334	-
Professional Retainers	-	-
TOTAL CURRENT ASSETS	26,390,334	-
PROPERTY AND EQUIPMENT		
Property and Equipment	-	1,459,000
OTHER ASSETS		
Other Assets (see attached schedule)	194,108,630	215,160,000
TOTAL OTHER ASSETS	194,108,630	215,160,000
TOTAL ASSETS	$ 220,498,964	$ 216,619,000

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)		
Accounts Payable	$ -	$ -
Taxes Payable	-	-
Wages Payable	-	-
Rent / Leases - Building/Equipment	-	-
Professional Fees	-	-
Secured Debt / Adequate Protection Payments	-	-
Other Post-Petition Liabilities	-	-
TOTAL POST-PETITION LIABILITIES	-	-
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt / Adequate Protection Payments	-	-
Priority Debt	75,000,000	22,424,000
Unsecured Debt	1,260,778	451,000
TOTAL PRE-PETITION LIABILITIES	76,260,778	22,875,000
TOTAL LIABILITIES	76,260,778	22,875,000
OWNER EQUITY		
Capital Stock	308,522	309,000
Additional Paid-In Capital	632,393,873	632,394,000
Retained Earnings - Pre-Petition	(438,959,235)	(438,959,000)
Retained Earnings - Post-Petition	(49,504,974)	-
NET OWNER EQUITY	144,238,186	193,744,000
TOTAL LIABILITIES AND OWNERS' EQUITY	$ 220,498,964	$ 216,619,000

- -

In re: EBHI Holdings, Inc. Case No.: 09-12099

Debtor Reporting Period: Aug 30 - Oct 3, 2009

MOR-3: BALANCE SHEET

(Continuation Sheet)

ASSETS

OTHER CURRENT ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

OTHER ASSETS

Intercompany receivables from affiliates $ 193,508,630 $ 214,560,000

Investment in subsidiaries 600,000 600,000

194,108,630 215,160,000

LIABILITIES AND OWNER EQUITY

OTHER POST-PETITION LIABILITIES BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

In re: EBHI Holdings, Inc. Case No.: 09-12099

Debtor Reporting Period: Aug 30 - Oct 3, 2009

MOR-5: DEBTOR QUESTIONNAIRE

Yes No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below. X

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below. X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below. X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. X

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Amargosa, Inc. Case No.: 09-12100

Debtor Reporting Period: Aug 30 - Oct 3, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS Form No. Document Attached Explanation Attached Affidavit / Supplement Attached

Schedule of Cash Receipts and Disbursements MOR-1 Yes

Bank Reconciliation MOR-la Yes

Schedule of Professional Fees Paid MOR-lb No Note 1

Copies of bank statements No Note 2

Cash disbursements journals No Note 2

Statement of Operations MOR-2 Yes

Balance Sheet MOR-3 Yes

Status of Post-Petition Taxes MOR-4 Yes MOR-4a & 4b

Copies of IRS Form 6123 or payment receipt No Note 2

Copies of tax returns filed during reporting period No Note 2

Summary of Unpaid Post-Petition Debts MOR-4 Yes

Listing of aged accounts payable MOR-4 No Note 2

Accounts Receivable Reconciliation and Aging MOR-5 No Note 1

Debtor Questionnaire MOR-5 Yes

Notes:

(1) Requested information is not applicable to reporting entity.

(2) Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

10/19/2009

Date

Brent I. Kugman

Printed Name of Authorized Individual

Chief Restructuring Officer

Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Amargosa, Inc. Case No.: 09-12100

Debtor Reporting Period: Aug 30 - Oct 3, 2009

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). The results of the sale, including the final purchase price, remaining asset values and assumed liabilities, are subject to the Debtors review of the Closing Balance Sheet, which as of the date of this report has not yet been delivered by the Buyer.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post-petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer have not been fully evaluated.

In re: Amargosa, Inc.

Debtor

Case No.: 09-12100

Reporting Period: Aug 30- Oct 3, 2009

MOR-1: CONSOLIDATED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

BEGINNING CASH

RECEIPTS

CASH SALES

LOANS AND ADVANCES (1)

CLOSING DAY FUNDS

LCs RELEASED

CLOSING DAY ESCROWS

TAX REFUNDS

OTHER MISC

TOTAL RECEIPTS

DISBURSEMENTS

PAYROLL & BENEFITS

MERCHANDISE PAYMENTS

RENT & OCCUPANCY

OTHER OPERATING

CAPITAL EXPENDITURES

TAXES

CASH SWEEP FROM ASSET SALE

PROFESSIONAL FEES

FINANCING COSTS

UTILITY DEPOSITS

BANK FEES

CONTRIBUTION TO CLOSING DAY ESCROWS

OTHER NON-ORDINARY COURSE

RESOLVED CURE ESCROW

UNRESOLVED CURE ESCROW

PARTIALLY PAID CURE ESCROW

LEASE CURE ESCROW

WORKING CAPITAL ESCROW

CARVE-OUT ESCROW

CHANGE IN FLOAT

TOTAL DISBURSEMENTS

NET CASH FLOW

ENDING CASH (3)

CURRENT MONTH

ACTUAL

$ 38,951,443

-

-

-

-

4,644,971

6,386

16,228

4,667,586

-

-

-

18,500

-

426,998

-

2,770,692

-

-

5,341

4,013,180

-

1,337,643

62,366

541,480

5,500

5,500

2,691,497

(284,387)

11,594,310

(6,926,725)

$ 32,030,719

PROJECTED(2)

$ -

-

-

-

-

-

-

-

-

-

-

-

-

-

-

-

-

-

-

-

-

-

-

-

-

-

-

-

-

$ -

CUMULATIVE FILING TO DATE

ACTUAL

$ 3,677,900

107,137,714

(5,337,303)

39,664,379

1,036,606

4,644,971

6,386

16,228

147,168,982

33,252,996

25,674,185

16,026,836

20,860,757

1,256,383

2,172,055

720,063

4,577,851

2,961,830

724,098

5,341

4,013,180

8,417,540

1,337,643

62,366

541,480

5,500

5,500

2,691,497

(6,490,935)

118,816,164

28,352,819

$ 32,030,719

PROJECTED(2)

$ -

-

-

-

-

-

-

-

-

-

-

-

-

-

-

-

-

-

-

-

-

-

-

-

-

-

-

-

-

$ -

Notes:

(1) Loans and Advances are net of any revolver pay downs.

(2) Previously provided projections are no longer relevant for comparison purposes given the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings, LLC.

(3) Cash balances exclude amounts related to VEBA Trust and any amounts held in escrow.

In re: Amargosa, Inc.

Debtor

Case No.: 09-12109

Reporting Period: Aug 39 - Oct 3, 2009

MOR-1A: BANK RECONCILIATIONS

BANK NAME

Bank of America

Bank of America

Bank of America

Citibank (1)

JP Morgan Chase Bank (1)

LaSalle Global Trust Services (2)

Account Description

ex-Photo Shoot (Check Disbursements)

APA Account (Wire/Check Disbursements)

Estate Funds Account

CIGNA VEBA Imprest

UHG Benefits Disbursement (VEBA)

Expeditors Escrow Account

Account Numbers

XXXXXX0685

XXXXXX6550

XXXXXX7561

XXXX8273

XXXXX1970

XX0679

Balance

$ 234,527

251,959

31,544,232

299,394

73,149

1,027,245

(1) VEBA related imprest cash accounts excluded from balance sheet.

(2) Amount is included in Prepaid Expenses on MOR - 3: Balance Sheet.

I attest that each of the Debtors’ corporate bank accounts is reconciled to monthly bank statements. The Company’s standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each calendar month within 30 days after month end. See attached listing of each of the Debtors’ bank accounts and the book balance of the account as of the end of the fiscal month covered by this report

Authorized Representative

Brent I. Kugman

Printed Name of Authorized Representative

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: Aug 30 - Oct 3, 2009

MOR-2: STATEMENT OF OPERATIONS

REVENUES		Current Month		Cumulative Filing to Date
Net Revenue	$	-	$	88,019,452
OPERATING EXPENSES				
Cost of Goods Sold, Including Buying and Occupancy		-		60,701,573
Selling, General and Administrative Expenses		2,268,892		29,810,033
Operating Income		**(2,268,892)**		**(2,492,154)**
OTHER INCOME AND EXPENSES				
Interest Expense		254,871		6,930,009
Other Income (Expense), Net (see attached schedule)		-		208,373
Net Profit (Loss) Before Reorganization Items		**(2,523,762)**		**(9,213,790)**
REORGANIZATION ITEMS				
Professional Fees		722,748		10,318,938
U. S. Trustee Quarterly Fees		12,925		63,000
Estimated Claims Adjustments (1)		(50,875)		19,019,729
Interest Earned on Accumulated Cash from Chapter 11		-		-
Loss / (Gain) from Sale of Equipment		(17,036,940)		50,844,695
Other Reorganization Expenses		-		4,695,817
Total Reorganization Expenses		(16,352,142)		84,942,178
Income Taxes		847,339		850,589
Net Profit (Loss)	**$**	**12,981,042**	**$**	**(95,006,556)**

In re: Amargosa, Inc.

Debtor

Case No.: 09-12100

Reporting Period: Aug 30 - Oct 3, 2009

MOR-2: STATEMENT OF OPERATIONS

(Continuation Sheet)

BREAKDOWN OF “OTHER” CATEGORY

Other Income

Equity in (earnings) of foreign joint ventures

Investment income

Current

Month

$ -

-

$ -

Cumulative Filing to Date

$ 208,264

109

$ 208,373

In re: Amargosa, Inc.

Debtor

Case No.: 09-12100

Reporting Period: Aug 30 - Oct 3, 2009

MOR-3: BALANCE SHEET

ASSETS

CURRENT ASSETS

Unrestricted Cash and Equivalents (1)

Accounts Receivable (Net)

Inventories

Prepaid Expenses

Professional Retainers

TOTAL CURRENT ASSETS

PROPERTY AND EQUIPMENT

Property and Equipment

OTHER ASSETS

Other Assets (see attached schedule)

TOTAL OTHER ASSETS

TOTAL ASSETS

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)

Accounts Payable

Taxes Payable

Wages Payable

Rent / Leases - Building/Equipment

Professional Fees

Secured Debt / Adequate Protection Payments

Other Post-Petition Liabilities (see attached schedule)

TOTAL POST-PETITION LIABILITIES

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)

Secured Debt / Adequate Protection Payments

Priority Debt

Unsecured Debt

TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES

OWNER EQUITY

Capital Stock

Retained Earnings - Pre-Petitton

Retained Earnings - Post-Petition

Adjustments to Owner Equity (see attached schedule)

NET OWNER EQUITY

TOTAL LIABILITIES AND OWNERS EQUITY

BOOK VALUE AT END OF CURRENT REPORTING MONTH

$ 31,744,924

-

-

16,222,461

209,476

48,176,861

-

20,070,062

20,070.062

$ 68,246,923

$ -

622,288

820,231

-

4,361,632

-

512,414,588

518,218,739

62,853,575

38,868,904

- 101,722,418

6 19,941,218

500,000

(448,395,266)

(95,006,555)

(8,792,473)

(551,694,294)

$ 68,246,923

BOOK VALUE ON PETITION DATE

$ 8,720,000

18,546,000

108,368,000

14,676,000

1,641,000

151,951,000

93,385,000

195,614,000

195,614,000

$ 440,950,000

BOOK VALUE ON

PETITION DATE

$ 1,195,000

4,347,574

8,066,000

39,058,000

-

41,411,000

572,709,426

666,787,000

177,238,000

-

53,727,000

230,965,000

897,752,000

500,000

(448,396,000)

-

(8,906,000)

(456,802,000)

$ 440,950,000

(1) Cash balances exclude amounts related to VERA Trust and any amounts held in escrow.

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: Aug 30 - Oct 3, 2009

MOR-3: BALANCE SHEET
(Continuation Sheet)

ASSETS OTHER CURRENT ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
OTHER ASSETS		
Goodwill	$ -	$ 43,175,000
Trademarks	-	105,110,000
Licensing agreements	-	11,667,000
Investment in subsidiaries	20,070,062	20,070,000
Investment in foreign joint venture (EB Japan)	-	7,131,000
Deferred financing fees	-	2,636,000
Capitalized software	-	5,825,000
	20,070,062	*195,614,000*

LIABILITIES AND OWNER EQUITY OTHER POST-PETITION LIABILITIES	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Bank overdraft	$ -	$ 3,252,000
Deferred tax liabilities (current & non-current)	-	41,375,000
Intercompany payables to affiliates	508,685,159	508,742,000
Sales, payroll and business taxes	-	425,426
Allowance for sales returns	-	6,015,000
Gift certificates & deferred revenues	-	3,183,000
Other accrued expenses	426,354	6,414,000
Non-current post-retirement liabilities	3,303,075	3,303,000
	512,414,588	*572,709,426*
ADJUSTMENTS TO OWNER EQUITY		
OCI - Foreign currency translation adjustments and other post retirment	$ (8,792,474)	$ (8,906,000)

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: Aug 30 - Oct 3, 2009

MOR-4: STATUS OF POST-PETITION TAXES

FEDERAL	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check or EFT	Ending Tax Liability
Withholding	$ -	$ -	$ -	N/A	N/A	$ -
FICA-Employee	-	-	-	N/A	N/A	-
FICA-Employer	-	-	-	N/A	N/A	-
Unemployment	-	-	-	N/A	N/A	-
Income tax (1)	(268,333)	268,333	-	N/A	N/A	-
Total Federal Taxes	$ (268,333)	$ 268,333	$ -			$ -
STATE AND LOCAL						
Withholding	$ -	$ -	-	N/A	N/A	$ -
Sales & Use	519,136	50,953	(191,496)	Various	Various	378,593
Excise	50,935	3,061	(17,516)	Various	Various	36,480
Unemployment	-	-	-	N/A	N/A	-
Real Property	93,208	-	(46,590)	9/28/2009	Check	46,618
Personal Property	78,941	113,983	(97,296)	Various	Various	95,627
Income tax (1)	(437,671)	576,740	(74,100)	Various	Various	64,969
Franchise (1)	(7,475)	7,475	-	N/A	N/A	-
Total State and Local Taxes	$ 297,074	$ 752,212	$ (426,998)			$ 622,288

Notes:

(1) Currently the Debtors have removed the Federal, State and Local Income Tax and Franchise Tax overpayment balances which were netted within Taxes Payable on MOR-3 for August 2009. The overpayment of taxes balance will be recognized upon confirmation from taxing authorities

Sales and use tax returns have been filed in accordance with the Company's tax payment schedule (See attached Schedule MOR4 -B.) Any payments remitted have been incorporated into the Schedule of Cash Receipts and Disbursements at MOR-1.

Adjustments to Amounts Withheld or Accrued include liabilities assumed and/or paid by the Buyer.

Authorized Representative

Brent I. Kugman
Printed Name of Authorized Representative

MOR-4: SUMMARY OF UNPAID POST-PETITION DEBTS

		NUMBER OF DAYS PAST DUE				
	Current	0-30	31-60	61-90	Over 90	Total
Taxes Payable	622,288	-	-	-	-	622,288
Professional Fees	4,361,632	-	-	-	-	4,361,632
Non-current post-retirement liabilities	3,303,075	-	-	-	-	3,303,075
Intercompany payables to affiliates	508,685,159	-	-	-	-	508,685,159
Other accrued expenses	426,354	-	-	-	-	426,354
Wages payable	820,231	-	-	-	-	820,231
Total Post-Petition Debts	$ 518,218,739	$ -	$ -	$ -	$ -	$ 518,218,739

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: Aug 30 - Oct 3, 2009

MOR 4A: VERIFICATION OF TAX PAYMENTS

FEDERAL	Vendor Name	Amount Paid	Payment Date	EFT/Check
Total Federal		$ -		
REAL PROPERTY				
Real Property Tax	Du Page County Collector	46,590	09/28/09	Check
		$ 46,590		
PERSONAL PROPERTY TAX				
Personal Property Tax	Cabarrus County Tax	149	09/22/09	Check
Personal Property Tax	City Of Concord	99	09/22/09	Check
Personal Property Tax	County Of Orange	209	09/22/09	Check
Personal Property Tax	County Of Orange	217	09/22/09	Check
Personal Property Tax	Dare County Tax Department	102	09/22/09	Check
Personal Property Tax	Gallatin County Treasurer	497	09/22/09	Check
Personal Property Tax	Johnson County Treasurer	1,030	09/22/09	Check
Personal Property Tax	Johnston County	54	09/22/09	Check
Personal Property Tax	Los Angeles County	82	09/22/09	Check
Personal Property Tax	Los Angeles County	230	09/22/09	Check
Personal Property Tax	Los Angeles County	306	09/22/09	Check
Personal Property Tax	Los Angeles County	312	09/22/09	Check
Personal Property Tax	Los Angeles County	330	09/22/09	Check
Personal Property Tax	Missoula County Treasurer	657	09/22/09	Check
Personal Property Tax	Monroe County Treasurer	699	09/22/09	Check
Personal Property Tax	Municipality Of Anchorage	2,684	09/22/09	Check
Personal Property Tax	San Joaquin County Treasurer	299	09/22/09	Check
Personal Property Tax	Shelby County	524	09/22/09	Check
Personal Property Tax	Shelby County	762	09/22/09	Check
Personal Property Tax	Town Of Leesburg	24	09/22/09	Check
Personal Property Tax	Town Of Leesburg	49	09/22/09	Check
Personal Property Tax	Town Of Nags Head	58	09/22/09	Check
Personal Property Tax	Treasurer Of Allen County	1,908	09/22/09	Check
Personal Property Tax	Ventura County Tax	255	09/22/09	Check
Personal Property Tax	Wake County	851	09/22/09	Check
Personal Property Tax	Alamance County Tax Collector	52	09/22/09	Check
Personal Property Tax	Birch Run Township	9	09/22/09	Check
Personal Property Tax	Buncombe County	53	09/22/09	Check
Personal Property Tax	City Of Auburn Hills	101	09/22/09	Check
Personal Property Tax	City Of Augusta	104	09/22/09	Check
Personal Property Tax	City Of Burlington	79	09/22/09	Check
Personal Property Tax	City Of Burlington	59	09/22/09	Check
Personal Property Tax	City Of Kentwood	64	09/22/09	Check
Personal Property Tax	City Of South Portland	53	09/22/09	Check
Personal Property Tax	City Of Troy Treasurer	969	09/22/09	Check
Personal Property Tax	City Of Westland	206	09/22/09	Check
Personal Property Tax	County Of Fairfax	1,815	09/22/09	Check
Personal Property Tax	Guilford County Tax Dept	38	09/22/09	Check
Personal Property Tax	Howell Township	42	09/22/09	Check
Personal Property Tax	Marin County Treasurer	453	09/22/09	Check
Personal Property Tax	Placer County	358	09/22/09	Check
Personal Property Tax	Riverside County	360	09/22/09	Check
Personal Property Tax	Riverside County	107	09/22/09	Check
Personal Property Tax	San Francisco Tax Collector	318	09/22/09	Check
Personal Property Tax	San Francisco Tax Collector	260	09/22/09	Check
Personal Property Tax	Santa Clara County Tax	158	09/22/09	Check
Personal Property Tax	Santa Clara County Tax	569	09/22/09	Check
Personal Property Tax	Solano County	123	09/22/09	Check
Personal Property Tax	Ventura County Tax	238	09/22/09	Check
Personal Property Tax	Village Of Birch Run	4	09/22/09	Check
Personal Property Tax	Alameda County	161	09/22/09	Check

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: Aug 30 - Oct 3, 2009

MOR 4A: VERIFICATION OF TAX PAYMENTS

	Vendor Name	Amount Paid	Payment Date	EFT/Check
Personal Property Tax	City Of Grandville	194	09/22/09	Check
Personal Property Tax	City Of Livonia	1,083	09/22/09	Check
Personal Property Tax	City Of Novi	210	09/22/09	Check
Personal Property Tax	City Of Portage	518	09/22/09	Check
Personal Property Tax	City Of Rochester Hills	91	09/22/09	Check
Personal Property Tax	County Of Fairfax	1,006	09/22/09	Check
Personal Property Tax	Fresno County	208	09/22/09	Check
Personal Property Tax	Holland Charter Township	146	09/22/09	Check
Personal Property Tax	Sacramento Cnty Tax	143	09/22/09	Check
Personal Property Tax	Sacramento Cnty Tax	91	09/22/09	Check
Personal Property Tax	San Bernardino County	310	09/22/09	Check
Personal Property Tax	Shasta County Tax Collector	174	09/22/09	Check
Personal Property Tax	Sonoma County	57	09/22/09	Check
Personal Property Tax	Tulare County	97	09/22/09	Check
Personal Property Tax	County Of Fairax	527	10/01/09	Check
Personal Property Tax	County Of Loudon	42	10/01/09	Check
Personal Property Tax	Lewis County Treasurer	154	10/01/09	Check
Personal Property Tax	Kitsap County Treasurer	85	10/01/09	Check
Personal Property Tax	Benton County Tax Collector	2,924	10/01/09	Check
Personal Property Tax	Prince William County Tax Collector	1,768	10/01/09	Check
Personal Property Tax	Snowhomish County Treasurer	1,312	10/01/09	Check
Personal Property Tax	Pulaski County Treasurer	1,404	10/01/09	Check
Personal Property Tax	King County Treasurer	60,501	10/01/09	Check
Personal Property Tax	Thurston County Treasurer	4,574	10/01/09	Check
Personal Property Tax	City And County Of San Francisco	40	10/01/09	Check
Personal Property Tax	City Of Kentwood Treasurer	31	10/01/09	Check
Personal Property Tax	City Of Birch Run	1	10/01/09	Check
Personal Property Tax	Texas State Comptroller	465	10/01/09	Check
Total Personal Property Tax		$ 97,296		
SALES & USE				
Sales & Use	Utah State Tax Commission	45,968	08/31/09	EFT
Sales & Use	State of Connecticut	4,405	08/31/09	EFT
Sales & Use	State of New York	141,123	09/21/09	EFT
Total Sales & Use		$ 191,496		
EXCISE TAX				
Excise Tax	State Treasurer (Wa State)	59	09/10/09	Check
Excise Tax	City Of North Bend	365	10/01/09	Check
Excise Tax	Washington State Department Of Revenue	17,091	10/01/09	Check
Total Excise		$ 17,516		
STATE AND LOCAL INCOME TAX				
State and Local Income Tax	Arizona Department of Revenue	100	09/10/09	Check
State and Local Income Tax	Montana Department of Revenue	100	09/10/09	Check
State and Local Income Tax	NYC Department of Finance	300	09/10/09	Check
State and Local Income Tax	City of Portland	2,700	09/10/09	Check
State and Local Income Tax	Utah State Tax Commission	100	09/10/09	Check
State and Local Income Tax	Kentucky State Treasurer	3,500	09/10/09	Check
State and Local Income Tax	North Carolina Department of Revenue	4,000	09/10/09	Check
State and Local Income Tax	South Carolina Department of Revenue	1,400	09/10/09	Check
State and Local Income Tax	Wisconsin Department of Revenue	100	09/10/09	Check
State and Local Income Tax	Kansas Franchise Tax	800	09/10/09	Check
State and Local Income Tax	Missouri Department of Revenue	1,100	09/10/09	Check
State and Local Income Tax	New York State Corporation Tax	18,200	09/10/09	Check
State and Local Income Tax	Tennessee Department of Revenue	16,600	09/10/09	Check
State and Local Income Tax	Alabama Department of Revenue	100	09/10/09	Check
State and Local Income Tax	Ohio Treasurer of State	1,800	09/10/09	Check
State and Local Income Tax	State of New Jersey	23,200	09/15/09	EFT
Total Income tax		$ 74,100

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: Aug 30 - Oct 3, 2009

MOR 4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

TAXING AUTHORITY	State	Type of Tax	Due Date
City & County of Broomfield	CO	Transfer Taxes	09/21/09
City & County of Denver	CO	Transfer Taxes	09/21/09
City of Aurora	IL	Transfer Taxes	09/21/09
City of Boulder	CO	Transfer Taxes	09/21/09
City of Colorado Springs	CO	Transfer Taxes	09/21/09
City of Fort Collins	CO	Transfer Taxes	09/21/09
City of Lakewood	CO	Transfer Taxes	09/21/09
City of Littleton	CO	Transfer Taxes	09/21/09
City of Lone Tree	CO	Transfer Taxes	09/21/09
City of Loveland	CO	Transfer Taxes	09/21/09
City of North Glenn	CO	Transfer Taxes	09/21/09
City of Westminster	CO	Transfer Taxes	09/21/09
State of Wyoming	WY	Transfer Taxes	09/30/09
Town of Castle Rock	CO	Transfer Taxes	09/21/09
Town of Silverthorne	CO	Transfer Taxes	09/21/09
Oklahoma Tax Commission	OK	Transfer Taxes	09/21/09
State of Colorado	CO	Transfer Taxes	09/21/09
State of Kentucky	KY	Transfer Taxes	09/21/09
State of Maryland	MD	Transfer Taxes	09/21/09
State of Rhode Island - Dept. of Revenue	RI	Transfer Taxes	09/21/09
State of Washington - Dept. of Revenue	WA	Gross Receipts	09/25/09
State of New York	NY	Transfer Taxes	09/21/09
State of New York	NY	Sales & Use	09/21/09
Internal Revenue Service		Income Tax	09/15/09
Internal Revenue Service - Amended 2005		Income Tax	09/15/09
Internal Revenue Service - Amended 2006		Income Tax	09/15/09
State of Alabama	AL	Income Tax	09/15/09
State of Alabama	AL	Privelege Tax	09/15/09
State of Arkansas	AR	Income Tax	09/15/09
State of Georgia	GA	Income Tax	09/15/09
State of Maryland	MD	Income Tax	09/15/09
State of Massachusetts	MA	Income Tax	09/15/09
State of Mississippi	MS	Income Tax	09/15/09
State of New Mexico	NM	Income Tax	09/15/09
State of Rhode Island - Dept. of Revenue	RI	Income Tax	09/15/09
State of South Carolina	SC	Income Tax	09/15/09
State of Nebraska	NE	Income Tax	09/15/09
State of Connecticut	CT	Income Tax	10/01/09
State of Deleware	DE	Income Tax	10/01/09
State of Florida	FL	Income Tax	10/01/09

In re: Amargosa, Inc.

Debtor

Case No. : 09-12100

Reporting Period: Aug 30 - Oct 3, 2009

MOR-5: DEBTOR QUESTIONNAIRE

Yes No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below. X

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below. X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below. X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. X

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Gobi Fulfillment Services, Inc.
Debtor

Case No. : 09-12101
Reporting Period: Aug 30 - Oct 3, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	No	Note 1	
Bank Reconciliation	MOR-1a	No	Note 2	
Schedule of Professional Fees Paid	MOR-1b	No	Note 2	
Copies of bank statements		No	Note 3	
Cash disbursements journals		No	Note 3	
Statement of Operations	MOR-2	Yes		
Balance Sheet	MOR-3	Yes		
Status of Post-Petition Taxes	MOR-4	Yes		
Copies of IRS Form 6123 or payment receipt		No	Note 3	
Copies of tax returns filed during reporting period		No	Note 3	
Summary of Unpaid Post-Petition Debts	MOR-4	Yes		
Listing of aged accounts payable	MOR-4	No	Note 3	
Accounts Receivable Reconciliation and Aging	MOR-5	No	Note 2	
Debtor Questionnaire	MOR-5	Yes		

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2) Requested information is not applicable to reporting entity.

(3) Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

10/19/2009
Date

Brent I. Kugman
Printed Name of Authorized Individual

Chief Restructuring Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Gobi Fulfillment Services, Inc.

Debtor

Case No.: 09-12101

Reporting Period: Aug 30 - Oct 3, 2009

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”), The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). The results of the sale, including the final purchase price, remaining asset values and assumed liabilities, are subject to the Debtors review of the Closing Balance Sheet.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post-petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer have not been fully evaluated.

In re: Gobi Fulfillment Services, Inc.

Debtor

Case No.: 09-12101

Reporting Period: Aug 30 - Oct 3, 2009

MOR-2: STATEMENT OF OPERATIONS

REVENUES Current Month Cumulative Filing to Date

Net Revenue $ - $ 3,191,224

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy - 595,014

Selling, General and Administrative Expenses - 2,584,451

Operating Income - 11,759

OTHER INCOME AND EXPENSES

Interest Expense - -

Other Income (Expense), Net - -

Net Profit (Loss) Before Reorganization Items - 11,759

REORGANIZATION ITEMS

Professional Fees - -

U. S. Trustee Quarterly Fees - -

Estimated Claims Adjustments (1) (1,341) (1,341)

Interest Earned on Accumulated Cash from Chapter 11 - -

Loss / (Gain) from Sale of Equipment - 21,897,578

Other Reorganization Expenses -(2,275,250)

Total Reorganization Expenses (1,341) 19,620,987

Income Taxes - -

Net Profit (Loss) $ 1,341 $ (19,609,228)

In re: Gobi Fulfillment Services, Inc.

Debtor

Case No. : 09-12101

Reporting Period: Aug 30 - Oct 3, 2009

MOR-3: BALANCE SHEET

ASSETS

CURRENT ASSETS

BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

Unrestricted Cash and Equivalents $ - $ 598,000

Accounts Receivable (Net) - 124,000

Inventories - -

Prepaid Expenses - 540,000

Professional Retainers - -

TOTAL CURRENT ASSETS - 1,262,000

PROPERTY AND EQUIPMENT

Property and Equipment - 51,326,000

OTHER ASSETS

Other Assets (see attached schedule) 37,948,438 8,626,000

TOTAL OTHER ASSETS 37,948,438 8,626,000

TOTAL ASSETS $ 37,948,438 $ 61,214,000

LIABILITIES AND OWNER EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE (Port-Petition) BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

Accounts Payable $ - $ 131,000

Taxes Payable 930,570 954,000

Wages Payable - 3,127,000

Rent / Leases - Building/Equipment - -

Professional Fees - -

Secured Debt / Adequate Protection Payments - -

Other Post-Petition Liabilities (see attached schedule) 146,019 499,000

TOTAL POST-PETITION LIABILITIES 1,076,589 4,711,000

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)

Secured Debt / Adequate Protection Payments - -

Priority Debt - -

Unsecured Debt 222,964 246,000

TOTAL PRE-PETITION LIABILITIES 222,964 246,000

TOTAL LIABILITIES 1,299,553 4,957,000

OWNER EQUITY

Capital Stock 1,000 1,000

Retained Earnings - Pre-Petition (11,755) (12,000)

Retained Earnings - Post-Petition (19,609,228) -

Additional Paid-In Capital 56,268,869 56,268,000

NET OWNER EQUITY 36,648,885 56,257,000

TOTAL LIABILITIES AND OWNERS’ EQUITY $ 37,948,438 $ 61,214,000

In re: Gobi Fulfillment Services, Inc.

Debtor

Case No. : 09-12101

Reporting Period: Aug 30 - Oct 3, 2009

MOR-3: BALANCE SHEET (Continuation Sheet)

ASSETS OTHER CURRENT ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

OTHER ASSETS

Intercompany receivables from affiliates $ 37,948,438 $ 8,626,000

LIABILITIES AND OWNER EQUITY OTHER POST-PETITION LIABILITIES BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

Bank overdraft $ - $ 277,000

Accrued expenses 146,019 222,000

146,019 499,000

In re: Gobi Fulfillment Services, Inc.

Debtor

Case No. : 09-12101

Reporting Period: Aug 30 - Oct 3, 2009

MOR-4: STATUS OF POST-PETITION TAXES

FEDERAL Beginning Tax Liability Amount Withheld or Accrued Amount Paid Date Paid Check No. or EFT Ending Tax Liability

Withholding

FICA-Employee

FICA-Employer

Unemployment

Income tax (1)

Savings Bond

Total Federal Taxes

STATE AND LOCAL

Withholding

Sales & Use

Excise

Unemployment

Real Property

Personal Property

Income tax

Total State and Local Taxes

Beginning Tax Liability

$ -

-

-

-

-

-

$ -

$-

-

-

-

930,570

-

-

$ 930,570

Amount Withheld or Accrued

$-

-

-

-

-

-

$ -

$-

-

-

-

-

-

-

$ -

Amount Paid

$-

-

-

-

-

-

$ -

$-

-

-

-

-

-

-

$ -

Date Paid

N/A

N/A

N/A

N/A

N/A

N/A

N/A

N/A

N/A

N/A

N/A

N/A

N/A

Check No. or EFT

N/A

N/A

N/A

N/A

N/A

N/A

N/A

N/A

N/A

N/A

N/A

N/A

N/A

Ending Tax Liability

$-

-

-

-

-

-

$ -

$-

-

-

-

930,570

-

-

$ 930,570

Sales and use tax returns have been filed in accordance with the Company’s tax payment schedule (See attached Schedule MOR4-B.) Any payments remitted have been incorporated into the Schedule of Cash Receipts and Disbursements at MOR-1.

Adjustments to Amounts Withheld or Accrued include liabilities assumed and/or paid by the Buyer.

Authorized Representative

Brent I. Kaugman

Printed Name of Authorized Representative

MOR-4: SUMMARY OF UNPAID POST-PETITION DEBTS

Accrued Expenses

Taxes Payable

Total Post-Petition Debts

NUMBER OF DAYS PAST DUE

Current

$ 146,019

930,570

$ 1,076,589

0-30

$ -

-

$ -

31-60

$ -

-

$ -

61-90

$ -

-

$ -

Over 90

$ -

-

$ -

Total

$ 146, 019

930, 570

$ 1,076,589

In re: Gobi Fulfillment Services, Inc.

Debtor

Case No. : 09-12101

Reporting Period: Aug 30 - Oct 3, 2009

MOR-5: DEBTOR QUESTIONNAIRE

Yes No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below. X

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below. X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below. X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. X

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Arabian Diversified Sales, LLC.

Debtor

Case No. : 09-12103

Reporting Period: Aug 30 - Oct 3, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS Form No. Document Attached Explanation Attached Affidavit / Supplement Attached

Schedule of Cash Receipts and Disbursements MOR-1 No Note 1

Bank Reconciliation MOR-la No Note 2

Schedule of Professional Fees Paid MOR-1b No Note 2

Copies of bank statements No Note 2

Cash disbursements journals No Note 2

Statement of Operations MOR-2 Yes

Balance Sheet MOR-3 Yes

Status of Post-Petition Taxes MOR-4 No Note 2

Copies of IRS Form 6123 or payment receipt No Note 2

Copies of tax returns filed during reporting period No Note 2

Summary of Unpaid Post-Petition Debts MOR-4 No Note 2

Listing of aged accounts payable MOR-4 No Note 2

Accounts Receivable Reconciliation and Aging MOR-5 No Note 2

Debtor Questionnaire MOR-5 Yes

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2) Requested information is not applicable to reporting entity.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

10/20/09

Date

Brent I. Kugman

Printed Name of Authorized Individual

Chief Restructuring Officer

Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Arabian Diversified Sales, LLC.

Debtor

Case No. : 09-12103

Reporting Period: Aug 30 - Oct 3, 2009

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). The results of the sale, including the final purchase price, remaining asset values and assumed liabilities, are subject to the Debtors review of the Closing Balance Sheet.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post-petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer have not been fully evaluated.

In re: Arabian Diversified Sales, LLC.

Debtor

Case No. : 09-12103

Reporting Period: Aug 30 - Oct 3, 2009

MOR-2 STATEMENT OF OPERATIONS

REVENUES

Net Revenue

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy

Selling, General and Administrative Expenses

Operating Income

OTHER INCOME AND EXPENSES

Interest Expense

Other Income (Expense), Net (see attached schedule)

Net Profit (Loss) Before Reorganization Items

REORGANIZATION ITEMS

Professional Fees

U.S. Trustee Quarterly Fees

Estimated Claims Adjustments

Interest Earned on Accumulated Cash from Chapter 11

Loss/ (Gain) from Sale of Equipment

Other Reorganization Expenses

Total Reorganization Expenses

Income Taxes

Net Profit (Loss)

Current Month

$ -

-

-

-

-

-

-

-

-

-

-

-

-

-

-

$-

Cumulative Filling to Date

$ 1,119,562

-

193,930

925,632

-

1,003,010

1,928,642

-

-

-

-

-

-

-

-

$ 1,928,642

In re: Arabian Diversified Sales, LLC.

Debtor

Case No. : 09-12103

Reporting Period: Aug 30 - Oct 3, 2009

MOR-2: STATEMENT OF OPERATIONS

(Continuation Sheet)

BREAKDOWN OF OTHER CATEGORY Current Month Cumulative Filling to Date

Other Income

Interest Income on Intercompany Receivable $ - $ 1,003,010

In re: Arabian Diversified Sales, LLC.
Debtor

Case No.: 09-12103
Reporting Period: Aug 30 - Oct 3, 2009

MOR-3: BALANCE SHEET

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS		
Unrestricted Cash and Equivalents	$ -	$ (5,167)
Accounts Receivable (Net)	-	1,565,000
Inventories	-	-
Prepaid Expenses	-	-
Professional Retainers	-	-
TOTAL CURRENT ASSETS	-	1,559,833
PROPERTY AND EQUIPMENT		
Property and Equipment	-	-
OTHER ASSETS		
Other Assets (see attached schedule)	66,550,054	63,061,167
TOTAL OTHER ASSETS	66,550,054	63,061,167
TOTAL ASSETS	$ 66,550,054	$ 64,621,000

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)		
Accounts Payable	$ -	$ -
Taxes Payable	-	-
Wages Payable	-	-
Rent / Leases - Building/Equipment	-	-
Professional Fees	-	-
Secured Debt / Adequate Protection Payments	-	-
Other Post-Petition Liabilities	-	-
TOTAL POST-PETITION LIABILITIES	-	-
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt / Adequate Protection Payments	-	-
Priority Debt	-	-
Unsecured Debt	-	-
TOTAL PRE-PETITION LIABILITIES	-	-
TOTAL LIABILITIES	-	-
OWNER EQUITY		
Additional Paid-In Capital	5,247,398	5,247,000
Retained Earnings - Pre-Petition	59,374,014	59,374,000
Retained Earnings - Post-Petition	1,928,642	-
NET OWNER EQUITY	66,550,054	64,621,000
TOTAL LIABILITIES AND OWNERS' EQUITY	$ 66,550,054	$ 64,621,000

- -

In re: Arabian Diversified Sales, LLC.

Debtor

Case No. : 09-12103

Reporting Period: Aug 30 - Oct 3, 2009

MOR-3: BALANCE SHEET

(Continuation Sheet)

ASSETS

OTHER CURRENT ASSETS

OTHER ASSETS

Intercompany receivables from affiliates

LIABILITIES AND OWNER EQUITY

OTHER POST-PETITION LIABILITIES

BOOK VALUE AT END OF CURRENT REPORTING MONTH

$ 66,550,054

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

$ 63,061,167

BOOK VALUE ON PETITION DATE

In re: Arabian Diversified Sales, LLC.

Debtor

Case No. : 09-12103

Reporting Period: Aug 30 - Oct 3, 2009

MOR-5: DEBTOR QUESTIONNAIRE

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide explanation below.

5. Has any blank account been opened during the reporting period? If yes, provide documentation indentifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

Yes

No

X

X

X

X

X

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Gibson Services, LLC.
Debtor

Case No. : 09-12104
Reporting Period: Aug 30 - Oct 3, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	No	Note 1	
Bank Reconciliation	MOR-1a	No	Note 2	
Schedule of Professional Fees Paid	MOR-1b	No	Note 2	
Copies of bank statements		No	Note 2	
Cash disbursements journals		No	Note 2	
Statement of Operations	MOR-2	Yes		
Balance Sheet	MOR-3	Yes		
Status of Post-Petition Taxes	MOR-4	No	Note 2	
Copies of IRS Form 6123 or payment receipt		No	Note 2	
Copies of tax returns filed during reporting period		No	Note 2	
Summary of Unpaid Post-Petition Debts	MOR-4	Yes		
Listing of aged accounts payable	MOR-4	No	Note 3	
Accounts Receivable Reconciliation and Aging	MOR-5	No	Note 2	
Debtor Questionnaire	MOR-5	Yes		

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2) Requested information is not applicable to reporting entity.

(3) Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

[signature]
Signature of Authorized Individual*

10/19/2009
Date

Brent I. Kugman
Printed Name of Authorized Individual

Chief Restructuring Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Gibson Services, LLC.

Debtor

Case No. : 09-12104

Reporting Period: Aug 30 - Oct 3, 2009

FOOTNOTES

The information and data included in this report are derived from sources available to EBFHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3,2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). The results of the sale, including the final purchase price, remaining asset values and assumed liabilities, are subject to the Debtors review of the Closing Balance Sheet.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post-petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer have not been fully evaluated.

In re: Gibson Services, LLC.

Debtor

Case No. : 09-12104

Reporting Period: Aug 30 - Oct 3, 2009

MOR-2: STATEMENT OF OPERATIONS

REVENUES

Net Revenues

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy

Selling General and Administrative Expenses

Operating Income

OTHER INCOME AND EXPENSES

Other Income (Expenses), Net (see attached schedule)

Interest Expense

Net Profit (Loss) Before Reorganization Items

REORGANIZATION ITEMS

Professional Fees

U.S. Trustee Quarterly Fees

Interest Earned on Accumulated Cash from Chapter 11

Loss / (Gain) from Sale of Equipment

Other Reorganization Expenses

Total Reorganization Expenses

Income Taxes

Net Profit (Loss)

Current Month

$ -

-

-

-

-

-

-

-

-

-

-

-

-

-

$ -

Cumulative Filling to Date

$ -

-

33,575

(33,575)

245,027

-

211,451

-

-

-

(12,516,082)

-

(12,516,082)

-

$12,727,533

In re: Gibson Services, LLC.

Debtor

Case No.: 09-12104

Reporting Period: Aug 30 - Oct 3, 2009

MOR-2: STATEMENT OF OPERATIONS

(Continuation Sheet)

BREAKDOWN OF “OTHER” CATEGORY

Other Income

Interest income on intercompany receivable

Current Month

$ -

Cumulative

Filling to Date

$ 245,027

In re: Gibson Services, LLC.
Debtor

Case No. : 09-12104
Reporting Period: Aug 30 - Oct 3, 2009

MOR-3: BALANCE SHEET

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS		
Unrestricted Cash and Equivalents	$ -	$ -
Accounts Receivable (Net)	-	-
Inventories	-	-
Prepaid Expenses	-	-
Professional Retainers	-	-
TOTAL CURRENT ASSETS	-	-
PROPERTY AND EQUIPMENT		
Property and Equipment	-	-
OTHER ASSETS		
Other Assets (see attached schedule)	-	13,783,000
TOTAL OTHER ASSETS	-	13,783,000
TOTAL ASSETS	$ -	$ 13,783,000

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)		
Accounts Payable	$ -	$ -
Taxes Payable	-	-
Wages Payable	-	-
Rent / Leases - Building/Equipment	-	-
Professional Fees	-	-
Secured Debt / Adequate Protection Payments	-	-
Other Post-Petition Liabilities (see attached schedule)	1,707,872	28,218,000
TOTAL POST-PETITION LIABILITIES	1,707,872	28,218,000
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt / Adequate Protection Payments	-	-
Priority Debt	-	-
Unsecured Debt	-	-
TOTAL PRE-PETITION LIABILITIES	-	-
TOTAL LIABILITIES	1,707,872	28,218,000
OWNER EQUITY		
Additional Paid-In Capital	(33,671,405)	(33,671,000)
Retained Earnings - Pre-Petition	19,236,000	19,236,000
Retained Earnings - Post-Petition	12,727,533	-
NET OWNER EQUITY	(1,707,872)	(14,435,000)
TOTAL LIABILITIES AND OWNERS' EQUITY	$ (0)	$ 13,783,000

- -

In re: Gibson Services, LLC.

Debtor

Case No.: 09-12104

Reporting Period: Aug 30 - Oct 3, 2009

MOR-3: BALANCE SHEET

(Continuation Sheet)

ASSETS

OTHER CURRENT ASSETS

OTHER ASSETS

Intercompany receivables from affiliates

LIABILITIES AND OWNER EQUITY

OTHER POST-PETITION LIABILITIES

Intercompany payables to affiliates

BOOK VALUE AT END OF CURRENT REPORTING MONTH

$ -

BOOK VALUE AT END OF CURRENT REPORTING MONTH

$ 1,707,872

BOOK VALUE ON PETITION DATE

$ 13,783,000

BOOK VALUE ON PETITION DATE

$ -

In re: Gibson Services, LLC.

Debtor

Case No.: 09-12104

Reporting Period: Aug 30 - Oct 3, 2009

MOR-4: SUMMARY OF UNPAID POST-PETITION DEBTS

NUMBER OF DAYS PAST DUE

Current 0-30 31-60 61-90 Over 90 Total

Intercompany payables to affiliates

1,707,872

1,707,872

Total Post-Petition Debts

$ 1,707,872

$ -

$ -

$ -

$ -

$ 1,707,872

In re: Gibson Services, LLC. Debtor

Case No.: 09-12104

Reporting Period: Aug 30 - Oct 3, 2009

MOR-5: DEBTOR QUESTIONNAIRE

Yes No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below. X

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below. X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below. X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. X

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Karakum International Development, LLC.

Debtor

Case No.: 09-12105

Reporting Period: Aug 30 - Oct 3, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS Form No. Document Attached Explanation Attached Affidavit / Supplement Attached

Schedule of Cash Receipts and Disbursements MOR-1 No Note 1

Bank Reconciliation MOR-1a No Note 2

Schedule of Professional Fees Paid MOR-1b No Note 2

Copies of bank statements No Note 2

Cash disbursements journals No Note 2

Statement of Operations MOR-2 Yes

Balance Sheet MOR-3 Yes

Status of Post-Petition Taxes MOR-4 No Note 2

Copies of IRS Form 6123 or payment receipt No Note 2

Copies of tax returns filed during reporting period No Note 2

Summary of Unpaid Post-Petition Debts MOR-4 No Note 2

Listing of aged accounts payable MOR-4 No Note 2

Accounts Receivable Reconciliation and Aging MOR-5 No Note 2

Debtor Questionnaire MOR-5 Yes

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2) Requested information is not applicable to reporting entity.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

10/19/2009

Date

Brent I. Kugman

Printed Name of Authorized Individual

Chief Restructuring Officer

Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Karakum International Development, LLC.

Debtor

Case No.: 09-12105

Reporting Period: Aug 30 - Oct 3, 2009

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). The results of the sale, including the final purchase price, remaining asset values and assumed liabilities, are subject to the Debtors review of the Closing Balance Sheet.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post-petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer have not been fully evaluated.

In re: Karakum International Development, LLC.

Debtor

Case No.: 09-12105

Reporting Period: Aug 30 - Oct 3, 2009

MOR-2: STATEMENT OF OPERATIONS

REVENUES

Net Revenue

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy

Selling, General and Administrative Expenses

Operating Income

OTHER INCOME AND EXPENSES

Other Income (Expense), Net (see attached schedule)

Interest Expense

Net Profit (Loss) Before Reorganization Items

REORGANIZATION ITEMS

Professional Fees

U.S. Trustee Quarterly Fees

Interest Earned on Accumulated Cash from Chapter 11

Loss / (Gain) from Sale of Equipment

Other Reorganization Expenses

Total Reorganization Expenses

Income Taxes

Net Profit (Loss)

Current Month

$ - - - - - - - - - - - - - - $ -

Cumulative Filling to Date

$ 919,101 - 47,599 871,501 710,688 - 1,582,190 - - - - - - - $1,582,190

In re: Karakum International Development, LLC.

Debtor

Case No.: 09-12105

Reporting Period: Aug 30 - Oct 3, 2009

MOR-2: STATEMENT OF OPERATIONS

(Continuation Sheet)

BREAKDOWN OF OTHER CATEGORY

Other Income

Interest income on intercompany receivable

Current Month

$ -

Cumulative Filing to Date

$ 710,688

In re: Karakum International Development, LLC.
Debtor

Case No. : 09-12105
Reporting Period: Aug 30 - Oct 3, 2009

MOR-3: BALANCE SHEET

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS		
Unrestricted Cash and Equivalents	$ -	$ -
Accounts Receivable (Net)	-	1,079,000
Inventories	-	-
Prepaid Expenses	-	-
Professional Retainers	-	-
TOTAL CURRENT ASSETS	-	1,079,000
PROPERTY AND EQUIPMENT		
Property and Equipment	-	-
OTHER ASSETS		
Other Assets (see attached schedule)	43,811,010	41,150,000
TOTAL OTHER ASSETS	43,811,010	41,150,000
TOTAL ASSETS	$ 43,811,010	$ 42,229,000

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)		
Accounts Payable	$ -	$ -
Taxes Payable	-	-
Wages Payable	-	-
Rent / Leases - Building/Equipment	-	-
Professional Fees	-	-
Secured Debt / Adequate Protection Payments	-	-
Other Post-Petition Liabilities	-	-
TOTAL POST-PETITION LIABILITIES	-	-
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt / Adequate Protection Payments	-	-
Priority Debt	-	-
Unsecured Debt	-	-
TOTAL PRE-PETITION LIABILITIES	-	-
TOTAL LIABILITIES	-	-
OWNER EQUITY		
Additional Paid-In Capital	2,860,820	2,861,000
Retained Earnings - Pre-Petition	39,368,000	39,368,000
Retained Earnings - Post-Petition	1,582,190	-
NET OWNER EQUITY	43,811,010	42,229,000
TOTAL LIABILITIES AND OWNERS' EQUITY	$ 43,811,010	$ 42,229,000

- -

In re: Karakum International Development, LLC.

Debtor

Case No.: 09-12105

Reporting Period: Aug 30 - Oct 3, 2009

MOR-3: BALANCE SHEET

(Continuation Sheet)

ASSETS OTHER CURRENT ASSETS

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

OTHER ASSETS

Intercompany receivables from affiliates $43,811,010 $41,150,000

LIABILITIES AND OWNER EQUITY OTHER POST-PETITION LIABILITIES

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

In re: Karakum International Development, LLC.

Debtor

Case No.: 09-12105

Reporting Period: Aug 30 - Oct 3, 2009

MOR-5: DEBTOR QUESTIONNAIRE

Yes No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below. X

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below. X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below. X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. X

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE

In re: Simpson Information Technology, LLC Debtor

Case No.: 09-12106

Reporting Period; Aug 30 - Oct 3, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS Form No. Document Attached Explanation Attached Affidavit/Supplement Attached

Schedule of Cash Receipts and Disbursements MOR-1 No Note 1

Bank Reconciliation MOR-1a No Note 1

Schedule of Professional Fees Paid MOR-1b No Note 1

Copies of blank statements No Note 1

Cash disbursements journals No Note 1

Statement of Operations MOR-2 No Note 1

Balance Sheet MOR-3 No Note 1

Status of Post-Petition Taxes MOR-4 No Note 1

Copies of IRS Form 6123 or payment receipt No Note 1

Copies of tax returns filed during reporting period No Note 1

Summary of Unpaid Post-Petition Debts MOR-4 No Note 1

Listing of aged accounts payable MOR-4 No Note 1

Accounts Receivable Reconciliation and Aging MOR-5 No Note 1

Debtor Questionnaire MOR-5 No Note 1

Notes:

(1) Financial reporting for Simpson Information Technology, LLC is rolled up within Amargosa, Inc. and EBHI Holdings, Inc. within the Debtors’ general ledger system and can not be readily segregated.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

10/19/2009

Date

Brent I. Kugman

Printed Name of Authorized Individual

Chief Restructuring Officer

Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE

In re: Sandy Financial Services Acceptance Corporation Debtor

Case No.: 09-12107

Reporting Period: Aug 30 - Oct 3, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS Form No. Document Attached Explanation Attached Affidavit/Supplement Attached

Schedule of Cash Receipts and Disbursements MOR-1 No Note 1

Bank Reconciliation MOR-1a No Note 1

Schedule of Professional Fees Paid MOR-1b No Note 1

Copies of bank statements No Note 1

Cash disbursements journals No Note 1

Statement of Operations MOR-2 No Note 1

Balance Sheet MOR-3 No Note 1

Status of Post-Petition Taxes MOR-4 No Note 1

Copies of IRS Form 6123 or payment receipt No Note 1

Copies of tax returns filed during reporting period No Note 1

Summary of Unpaid Post-Petition Debts MOR-4 No Note 1

Listing of aged accounts payable MOR-4 No Note 1

Accounts Receivable Reconciliation and Aging MOR-5 No Note 1

Debtor Questionnaire MOR-5 No Note 1

Notes:

(1) Sandy Financial Services Acceptance Corporation is an inactive and dormant entity with no assets or ongoing operations.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

10/19/2009

Date

Brent I. Kugman

Printed Name of Authorized Individual

Chief Restructuring Officer

Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Sonoran Acceptance Corporation Debtor

Case No.: 09-12108

Reporting Period: Aug 30 - Oct 3, 2009

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS Form No. Document Attached Explanation Attached Affidavit/Supplement Attached

Schedule of Cash Receipts and Disbursements MOR-1 No Note 1

Bank Reconciliation MOR-1a Yes

Schedule of Professional Fees Paid MOR-1b No Note 2

Copies of bank statements No Note 3

Cash disbursements journals No Note 2

Statement of Operations MOR-2 Yes

Balance Sheet MOR-3 Yes

Status of Post-Petition Taxes MOR-4 No Note 2

Copies of IRS Form 6123 or payment receipt No Note 2

Copies of tax returns filed during reporting period No Note 2

Summary of Unpaid Post-Petition Debts MOR-4 No Note 2

Listing of aged accounts payable MOR-4 No Note 2

Accounts Receivable Reconciliation and Aging MOR-5 No Note 2

Debtor Questionnaire MOR-5 Yes

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2) Requested information is not applicable to reporting entity.

(3) Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

10/19/2009

Date

Brent I. Kugman

Printed Name of Authorized Individual

Chief Restructuring Officer

Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Sonoran Acceptance Corporation Debtor

Case No.: 09-12108

Reporting Period: Aug 30 - Oct 3, 2009

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operation, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). The results of the sale, including the final purchase price, remaining asset values and assumed liabilities, are subject to the Debtors review of the Closing Balance Sheet.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post-petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer have not been fully evaluated.

In re: Sonoran Acceptance Corporation Debtor

Case No.: 09-12108

Reporting Period: Aug 30 - Oct 3, 2009

MOR-1A: BANK RECONCILIATIONS

BANK NAME Account Description Account Number Balance

Deutsche Bank Trust (1) SAC Spiegel Trust XXXXXXXX000.1 $ 314,309

(1) Amount is included in Other Assets on MOR-3: Balance Sheet.

I attest that each of the Debtors’ corporate bank accounts is reconciled to monthly bank statements. The Company’s standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each calendar month within 30 days after month end. See attached listing of each of the Debtors’ bank accounts and the book balance of the account as of the end of the fiscal month covered by this report.

Authorized Representative

Brent I. Kugman

Printed Name of Authorized Representative

In re: Sonoran Acceptance Corporation Debtor

Case No.: 09-12108

Reporting Period: Aug 30 - Oct 3, 2009

MOR-2: STATEMENT OF OPERATIONS

REVENUES Current Month Cumulative Filing to Date

Net Revenue $ - $ -

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy - -

Selling, General and Administrative Expenses - -

Operating Income - -

OTHER INCOME AND EXPENSES

Other Income (Expense), Net - -

Interest Expense - -

Net Profit (Loss) Before Reorganization Items - -

REORGANIZATION ITEMS

Professional Fees - -

U. S. Trustee Quarterly Fees - -

Interest Earned on Accumulated Cash from Chapter 11 - -

Loss / (Gain) from Sale of Equipment 6,111 6,111

Other Reorganization Expenses - -

Total Reorganization Expenses 6,111 6,111

Income Taxes - -

Net Profit (Loss) $ (6,111) $ (6,111)

In re: Sonoran Acceptance Corporation Debtor

Case No.: 09-12108

Reporting Period: Aug 30 - Oct 3, 2009

MOR-3: BALANCE SHEET

ASSETS CURRENT ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

Unrestricted Cash and Equivalents $ - $ 201,583

Accounts Receivable (Net) - -

Inventories - -

Prepaid Expenses - -

Professional Retainers - -

TOTAL CURRENT ASSETS - 201,583

PROPERTY AND EQUIPMENT

Property and Equipment - -

OTHER ASSETS

Other Assets (see attached schedule) 180,881,812

180,686,417

TOTAL OTHER ASSETS 180,881,812

180,686,417

TOTAL ASSETS $ 180,881,812

$ 180,888,000

LIABILITIES AND OWNER EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition) BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

Accounts Payable $ - $ -

Taxes Payable - -

Wages Payable - -

Rent / Leases - Building/Equipment - -

Professional Fees - -

Secured Debt / Adequate Protection Payments - -

Other Post-Petition Liabilities - -

TOTAL POST-PETITION LIABILITIES - -

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)

Secured Debt / Adequate Protection Payments - -

Priority Debt - -

Unsecured Debt - -

TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES - -

OWNER EQUITY

Capital Stock 100,000 100,000

Additional Paid-In Capital - -

Retained Earnings - Pre-Petition 180,787,923 180,788,000

Retained Earnings - Pre-Petition (6,111) -

NET OWNER EQUITY 180,881,812 180,888,000

TOTAL LIABILITIES AND OWNERS EQUITY $ 180,881,812 $ 180,888,000

In re: Sonoran Acceptance Corporation Debtor

Case No.: 09-12108

Reporting Period: Aug 30 - Oct 3, 2009

MOR-3: BALANCE SHEET

(Continuation Sheet)

ASSETS OTHER CURRENT ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

OTHER ASSETS

Intercompany receivables from affiliates $ 180,567,503 $ 180,366,417

Deposit related sold financing receivables 314,309 320,000

180,881,812 180,686,417

LIABILITIES AND OWNER EQUITY

OTHER POST-PETITION LIABILITIES BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE ON PETITION DATE

In re: Sonoran Acceptance Corporation

Debtor

Case No.: 09-12108

Reporting Period: Aug 30 - Oct 3, 2009

MOR-5: DEBTOR QUESTIONNAIRE

Yes No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. x

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below. x

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below. x

4. Are workers compensation general liability and other necessary insurance coverages in effect? If no, provide an explanation below. x

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. x